Dreyfus Variable
Investment Fund,
Small Company
Stock Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                  Small Company Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

The past year has been both highly volatile and rewarding for investors in U.S. stocks, including the small-capitalization sector of the market. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S&P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however, including the small-cap market. Growth-oriented small-cap stocks handily outperformed value-oriented small-cap stocks throughout the year. Indeed, the overall stock market's stellar performance was generally limited to a handful of highly valued technology and telecommunications companies, some of which have no earnings. In our view, many fundamentally sound small-cap companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Small Company Stock Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Variable Investment Fund, Small Company Stock Portfolio achieved a total return of 10.60%.(1) In contrast, the Russell 2500 Index, the portfolio's benchmark, achieved a total return of 24.14% for the same period.(2)

We believe the portfolio underperformed its benchmark during the reporting period because the Russell 2500 Index's total return was driven by a narrow slice of the market, primarily technology companies. Because many of these companies do not fit our investment criteria, the portfolio rose less rapidly than the Index.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified selection of small- and mid-sized domestic companies, including growth and value stocks. The stocks are chosen through a disciplined process that combines computer analysis with human judgment.

The computer model identifies and ranks stocks within an industry based on three broad concepts. The first is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth, or how a company' s profit growth compares to other companies in its industry. The third factor is relative financial strength, which examines attributes such as the debt level of a company.

Using the insights our analysts gained from their fundamental analyses, we select what we believe are the most attractive of the top-ranked securities in the model. Finally, we generally use portfolio construction techniques to neutralize sector and industry risks. By way of example only, if the Russell 2500 Index has a 10% weighting in a particular sector, typically about 10% of the portfolio's assets also would
                                                              The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

be invested in that sector if we deemed it appropriate under our analysis. Of course, portfolio composition is subject to change.

What other factors influenced the portfolio's performance?

During  much  of  1999,  the  robust  U.S.  economy  appeared to be in danger of overheating. In March, energy prices soared, eventually rising to more than double their 1998 lows. Labor markets tightened, threatening to ignite inflation. In an effort to slow economic growth to a rate it considered sustainable, the Federal Reserve Board raised interest rates in June and August

Investors' reaction to inflation fears appeared to be one of seeking the perceived safety of large-cap stocks and buying technology shares because they had been the top performers in the market. As technology stock prices rose, more investors sought to jump aboard the technology bandwagon, thereby driving prices even higher. This self-perpetuating trend accelerated during the month of December 1999, when technology-related stocks, already richly valued, spiked even higher.

Many of the best-performing stocks during this period were Internet-related technology companies with little or no earnings. As a result, these stocks scored poorly in the relative value ratings of our investment model. The absence of such stocks from our portfolio was a key factor in our relative underperformance. The portfolio also suffered disappointing results in health care. Company-specific problems, exacerbated by an increasingly restrictive regulatory environment and the prospect for further government-imposed limitations on Medicare and Medicaid reimbursements, caused several of the portfolio's health care investments to lose value.

Nevertheless, many of our investments performed well. The portfolio shared in the strength of the technology sector through holdings in several fast-growing technology companies, such as semiconductor maker PMC- Sierra. Several biotech stocks that we acquired in March, such as Biogen and Forest Laboratories, also performed well. In addition, utility stock holdings such as Calpine, an independent power company, benefited from the growing demand for power generation and deregulation of the electric utility industry. Finally, oil services companies such as BJ Services, and energy exploration companies such as Devon Energy, benefited from rising energy prices and growing demand in the U.S.

What is the portfolio's current strategy?

Our current investment strategy and methodology continue to focus on companies that we believe have strong earnings growth and are selling at reasonable valuation levels. These include companies that offer exposure to the growth of the Internet. For example, one holding in the portfolio is Vignette, which provides Internet relationship management software products and services that can aid website production. Clients include Bank One, Lands' End, Nokia and Charles Schwab. We currently see Vignette as a way to participate in the Internet sector.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Small Company Stock Portfolio and the Russell 2500 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      5/1/96             10.60%             9.11%


(+) SOURCE: FACTSET RESEARCH SYSTEMS, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO ON 5/1/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--98.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.4%

Canandaigua Brands, Cl. A                                                                         2,400  (a)             122,400

CONSUMER CYCLICAL--8.9%

Abercrombie & Fitch, Cl. A                                                                        4,000  (a)             106,750

Action Performance Cos.                                                                           3,900  (a)              44,850

Ames Department Stores                                                                            4,800  (a)             138,300

Applied Power, Cl. A                                                                              4,500                  165,375

BJ's Wholesale Club                                                                               3,630  (a)             132,495

Bed Bath & Beyond                                                                                 5,600  (a)             194,600

Borg-Warner Automotive                                                                            4,250                  172,125

Continental Airlines, Cl. B                                                                       4,300  (a)             190,813

Darden Restaurants                                                                                6,900                  125,063

Dollar Tree Stores                                                                                5,200  (a)             251,875

Ethan Allen Interiors                                                                             6,500                  208,406

Lear                                                                                              2,200  (a)              70,400

Polaroid                                                                                          4,200                   79,013

Ross Stores                                                                                       8,700                  156,056

Ryan's Family Steak House                                                                        17,050  (a)             144,925

Speedway Motorsports                                                                              5,400  (a)             150,188

Tommy Hilfiger                                                                                    6,800  (a)             158,525

Tower Automotive                                                                                  8,600  (a)             132,763

Warnaco Group, Cl. A                                                                              5,800                   71,413

Zale                                                                                              4,270  (a)             206,561

                                                                                                                       2,900,496

CONSUMER STAPLES--2.5%

Dial                                                                                              8,700                  211,519

Pepsi Bottling Group                                                                              6,600                  109,313

Ralcorp Holdings                                                                                  5,400  (a)             107,663

Suiza Foods                                                                                       6,217  (a)             246,349

SUPERVALU                                                                                         7,369                  147,380

                                                                                                                         822,224

ENERGY--5.7%

BJ Services                                                                                       9,000  (a)             376,313

Devon Energy                                                                                      4,900                  161,088

Kinder Morgan                                                                                    10,075                  203,389

MCN Energy Group                                                                                  5,900                  140,125

Newfield Exploration                                                                              5,500  (a)             147,125

Noble Affiliates                                                                                  3,600                   77,175

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Noble Drilling                                                                                    7,200  (a)             235,800

Transocean Sedco Forex                                                                            5,600                  188,650

Ultramar Diamond Shamrock                                                                         5,100                  115,706

WICOR                                                                                             6,900                  201,394

                                                                                                                       1,846,765

HEALTH CARE--6.2%

AmeriSource Health, Cl. A                                                                        11,180  (a)             169,796

Bard (C.R.)                                                                                       3,000                  159,000

Forest Laboratories                                                                               1,900  (a)             116,731

Genzyme--General Division                                                                         5,200  (a)             234,000

IDEXX Laboratories                                                                                4,300  (a)              69,338

Lincare Holdings                                                                                  6,500  (a)             225,469

MedImmune                                                                                         1,500  (a)             248,813

Mylan Laboratories                                                                                6,400                  161,200

Orthodontic Centers of America                                                                   13,000  (a)             155,188

Sybron International                                                                              5,500  (a)             135,781

VISX                                                                                              2,470  (a)             127,823

Watson Pharmaceuticals                                                                            6,400  (a)             229,200

                                                                                                                       2,032,339

INTEREST SENSITIVE--12.1%

Allmerica Financial                                                                               2,000                  111,250

Ambac Financial Group                                                                             4,900                  255,719

Bank United, Cl. A                                                                                5,200                  141,700

Block (H&R)                                                                                       4,790                  209,563

City National                                                                                     8,400                  276,675

Concord EFS                                                                                       5,100  (a)             131,325

Edwards (A.G.)                                                                                    6,310                  202,314

Gallagher (Arthur J.)                                                                             3,100                  200,725

GreenPoint Financial                                                                              3,900                   92,869

Hartford Life, Cl. A                                                                              2,500                  110,000

Health Care Property Investors                                                                    4,350                  103,856

Hibernia, Cl. A                                                                                  12,900                  137,063

Investment Technology Group                                                                       4,231                  121,641

M&T Bank                                                                                            539                  223,281

Mercantile Bankshares                                                                             7,400                  236,338

Mutual Risk Management                                                                            7,766                  130,566

Old Kent Financial                                                                                4,780                  169,093

People's Bank                                                                                     5,300                  111,963


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Peoples Heritage Financial Group                                                                 11,900                  179,244

Protective Life                                                                                   6,100                  194,056

Radian Group                                                                                      6,166                  294,427

TCF Financial                                                                                     7,800                  194,025

Waddell & Reed Financial, Cl. A                                                                   4,200                  113,925

                                                                                                                       3,941,618

PRODUCER GOODS & SERVICES--14.7%

American Power Conversion                                                                        11,500  (a)             303,313

American Standard                                                                                 4,800  (a)             220,200

Apartment Investment & Management, Cl. A                                                          4,800                  191,100

AptarGroup                                                                                        5,700                  143,213

Boston Properties                                                                                 8,600                  267,675

CK Witco                                                                                          8,500                  113,688

CNF Transportation                                                                                4,500                  155,250

Cabot                                                                                             7,700                  156,888

Camden Property Trust                                                                             5,600                  153,300

Caraustar Industries                                                                              4,050                   97,200

Clayton Homes                                                                                    13,046                  119,860

Cordant Technologies                                                                              2,800                   92,400

Cytec Industries                                                                                  6,050  (a)             139,906

Duke Realty Investments                                                                           7,000  (a)             136,500

Equity Office Properties Trust                                                                    6,876                  169,322

Franchise Finance Corp. of America                                                                5,300                  126,869

Highwoods Properties                                                                              4,600                  106,950

IMCO Recycling                                                                                    7,000                   88,375

Jacobs Engineering Group                                                                          3,200  (a)             104,000

Kerr-McGee                                                                                        3,490                  216,380

Litton Industries                                                                                 2,300  (a)             114,713

Louisiana Pacific                                                                                 7,200                  102,600

Mack-Cali Realty                                                                                  5,340                  139,174

Martin Marietta Materials                                                                         2,800                  114,800

Mead                                                                                              2,500                  108,594

Pacific Gulf Properties                                                                           7,600                  153,900

Placer Dome                                                                                       6,610                   71,058

Reynolds Metals                                                                                   2,900                  222,213

Southdown                                                                                         3,076                  158,799

Temple-Inland                                                                                     2,100                  138,469

Timken                                                                                            4,400                   89,925

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

USG                                                                                               2,100                   98,963

USX-U.S. Steel Group                                                                              5,300                  174,900

                                                                                                                       4,790,497

SERVICES--15.7%

Adelphia Communications, Cl. A                                                                    2,100  (a)             137,813

American Management Systems                                                                       6,600  (a)             207,075

Avis Rent A Car                                                                                   6,100  (a)             155,931

Ciber                                                                                             6,800  (a)             187,000

Clarify                                                                                           4,400  (a)             554,400

Convergys                                                                                         6,700  (a)             206,025

DST Systems                                                                                       2,200  (a)             167,888

Hispanic Broadcasting                                                                             3,500  (a)             322,766

Hollinger International, Cl. A                                                                    9,900                  128,081

Lason                                                                                             6,500  (a)              71,500

Mail-Well                                                                                        13,900  (a)             187,650

PSINet                                                                                            6,747  (a)             416,627

Powertel                                                                                          1,700  (a)             170,638

SFX Entertainment                                                                                 2,600  (a)              94,088

SunGuard Data Systems                                                                             8,100  (a)             192,375

Synopsys                                                                                          3,100  (a)             206,925

Telephone & Data Systems                                                                          1,800                  226,800

USWeb                                                                                             3,500  (a)             155,531

Valassis Communications                                                                           4,150  (a)             175,338

Vignette                                                                                          3,400                  554,200

Wallace Computer Services                                                                         6,300                  104,738

Western Wireless, Cl. A                                                                           2,800  (a)             186,900

Young & Rubicam                                                                                   4,200                  297,150

                                                                                                                       5,107,439

TECHNOLOGY--24.4%

Adaptec                                                                                           5,500  (a)             274,313

American Tower, Cl. A                                                                             6,380                  194,989

Checkpoint Software Technologies                                                                  1,880  (a)             373,650

Cognex                                                                                            4,250  (a)             165,750

Dallas Semiconductor                                                                              4,350                  280,303

Electronics For Imaging                                                                           5,400  (a)             313,875


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Extreme Networks                                                                                  2,800  (a)             233,800

Galileo Technology                                                                                7,300  (a)             176,113

Jabil Circuit                                                                                     4,700  (a)             343,100

Lattice Semiconductor                                                                             5,400  (a)             254,475

Legato Systems                                                                                    9,600  (a)             660,600

NeoMagic                                                                                         10,400  (a)             113,750

Network Appliance                                                                                 5,600  (a)             465,150

PMC-Sierra                                                                                        2,700  (a)             432,844

Plantronics                                                                                       5,600  (a)             400,750

RF Micro Devices                                                                                  2,300  (a)             157,406

Rational Software                                                                                 4,900  (a)             240,713

S1                                                                                                2,400  (a)             187,500

SCI Systems                                                                                       2,400  (a)             197,250

SPX                                                                                               3,000  (a)             242,438

Safeguard Scientifics                                                                               900  (a)             145,856

Sanmina                                                                                           4,104  (a)             409,887

Scientific-Atlanta                                                                                3,900                  216,938

Semtech                                                                                           4,100  (a)             213,713

Sterling Commerce                                                                                 8,972  (a)             305,609

Vitesse Semiconductor                                                                             6,300  (a)             330,356

Waters                                                                                            4,800  (a)             254,400

Zebra Technologies, Cl. A                                                                         5,800  (a)             339,300

                                                                                                                       7,924,828

UTILITIES--7.4%

Broadwing                                                                                        10,100                  372,438

Calpine                                                                                          14,700  (a)             940,800

Covad Communications Group                                                                        2,940  (a)             164,456

DQE                                                                                               6,350                  219,869

MidAmerican Energy Holding                                                                        8,100                  272,869

Montana Power                                                                                     7,600                  274,075

Sempra Energy                                                                                     8,399                  145,933

                                                                                                                       2,390,440

TOTAL COMMON STOCKS

   (cost $26,074,400)                                                                                                 31,879,046

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
SHORT-TERM INVESTMENTS--1.9%                                                                    Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets,

2.8%, dated 12/31/1999, due 1/3/2000 in the amount of $625,146 (fully collateralized by $580,000 Federal Home Loan Mortgage Notes, 5.75%, 3/15/2009;
$110,000 Federal Home Loan Mortgage Notes, 5.125%, 10/15/2008, total value
$639,053)

   (cost $625,000)                                                                              625,000                  625,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $26,699,400)                                                              99.9%               32,504,046

CASH AND RECEIVABLES (NET)                                                                          .1%                   25,846

NET ASSETS                                                                                       100.0%               32,529,892

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   --Note 1(b)                                          26,699,400    32,504,046

Cash                                                                      40,110

Dividends and interest receivable                                         34,992

Prepaid expenses                                                           4,798

                                                                      32,583,946
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            31,619

Accrued expenses                                                         22,435

                                                                         54,054
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,529,892
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      29,592,937

Accumulated undistributed investment income--net                         88,040

Accumulated net realized gain (loss) on investments                 (2,955,731)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              5,804,646
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,529,892
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 1,949,252

NET ASSET VALUE, offering and redemption price per share ($)              16.69

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $406 foreign taxes withheld at source)          367,856

Interest                                                                18,690

TOTAL INCOME                                                           386,546

EXPENSES:

Investment advisory fee--Note 3(a)                                     240,369

Auditing fees                                                           22,792

Prospectus and shareholders' reports                                    20,084

Custodian fees--Note 3(a)                                               19,007

Legal fees                                                               3,031

Shareholder servicing costs                                              2,546

Trustees' fees and expenses--Note 3(b)                                     574

Interest expense--Note 2                                                   294

Loan commitment fees--Note 2                                               160

Miscellaneous                                                            1,523

TOTAL EXPENSES                                                         310,380

INVESTMENT INCOME--NET                                                  76,166
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (669,406)

Net unrealized appreciation (depreciation) on investments            3,578,103

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,908,697

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,984,863

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------
                                                     1999               1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             76,166              87,021

Net realized gain (loss) on investments         (669,406)          (2,270,701)

Net unrealized appreciation (depreciation)
   on investments                               3,578,103            (273,737)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,984,863          (2,457,417)
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --             (84,817)

Net realized gain on investments                       --             (93,031)

TOTAL DIVIDENDS                                        --            (177,848)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   5,589,886          15,037,525

Dividends reinvested                                  --              177,848

Cost of shares redeemed                      (10,901,459)          (5,877,575)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (5,311,573)           9,337,798

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,326,710)           6,702,533
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            34,856,602          28,154,069

END OF PERIOD                                  32,529,892          34,856,602

Undistributed investment income--net               88,040              11,874
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       373,385             947,780

Shares issued for dividends reinvested                 --              11,117

Shares redeemed                                 (734,730)            (394,173)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (361,345)             564,724

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                        Year Ended December 31,
                                                                     ----------------------------------------------------------
                                                                     1999            1998             1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                15.09           16.13            13.52            12.50

Investment Operations:

Investment income--net                                                .04(b)          .04              .05              .05

Net realized and unrealized
   gain (loss) on investments                                        1.56            (.99)            2.89             1.03

Total from Investment Operations                                     1.60            (.95)            2.94             1.08

Distributions:

Dividends from investment income--net                                  --            (.04)            (.04)            (.05)

Dividends from net realized gain on investments                        --            (.05)            (.29)            (.01)

Total Distributions                                                    --            (.09)            (.33)            (.06)

Net asset value, end of period                                      16.69           15.09            16.13            13.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    10.60           (5.97)           21.77             8.73(c,d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .97             .98             1.12              .75(c)

Ratio of net investment income
   to average net assets                                              .24             .26              .53              .39(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                             --              --               --              .19(c)

Portfolio Turnover Rate                                             47.01           45.09            34.48            35.68(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              32,530          34,857           28,154            8,148

(A) FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
(COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Company Stock Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such
valuations    are     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,258 during the period ended December 31, 1999 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To
the    extent    that

net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $2,792,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $1,456,000 of the carryover expires in fiscal 2006 and $1,336,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on
prevailing   market   rates   in   effect   at   the   time   of   borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $5,400, with a related weighted average annualized interest rate of 5.47%.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 1999, the portfolio was charged $147 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $19,007 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $14,949,668 and $20,183,380, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was
$5,804,646,   consisting   of   $8,306,375  gross  unrealized  appreciation  and
$2,501,729 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Small Company Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Company Stock Portfolio (one of the series constituting Dreyfus Variable Investment
Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Company Stock Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


                        For More Information

                        Dreyfus Variable Investment Fund,
                        Small Company Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  151AR9912